LOCKUP AGREEMENT

April ___, 2013
Ladies and Gentlemen:

           The undersigned has entered into an Intellectual Property Purchase Agreement (the “Agreement”) by and among Solid Solar Energy, Inc. (the “Company”), Carbon 612 Corporation and Ragonap, Inc., pursuant to which the undersigned shall sell certain assets to the Company for consideration consisting of the Company’s common stock pursuant to the terms and subject to the conditions set forth in the Agreement (the “Transaction”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

1.           In recognition of the benefit that the Transaction will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Company, that, during the period (the “Lockup Period”) beginning on the closing of the Transaction (the “Closing Date”) and ending on the earlier of i) eighteen (18) months after such date or ii) the closing of one or more investments in the Company in which the Company receives aggregate gross proceeds equal to or greater than $500,000, the undersigned will not, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of the Company, other than the Escrow Shares, (each, a “Company Security”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Company Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Company Security (each of the foregoing, a “Prohibited Sale”).

2.           Leak Out Provision.  Notwithstanding anything herein to the contrary, during each month of the Lockup Period 1/18th of the Vested Shares (the “Leakout Shares”) shall be released from the lock-up provisions set forth in Section 1 above, subject to lawful resale restrictions conferred by federal and state securities rules and regulations.  For the avoidance of doubt, the number of shares that the undersigned may sell in each month of the Lockup Period is limited to the Leakout Shares and may not be carried over to another month, regardless of the number of shares the undersigned has sold in any prior month or intends to sell in the future.

3.           Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any shares of a Company Security (i) by will or as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (iii) if such transfer occurs by operation of law, such as rules of descent and distribution or statutes governing the effects of a merger, (iv) to any member of the undersigned, or (v) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of any transferee of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any Company Security subject to the provisions of this Letter Agreement. In addition, the foregoing shall not prohibit privately negotiated transactions, provided the transferees agree, in writing, to be bound to the terms of this Letter Agreement for the balance of the Lockup Period.

4.           This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

5.           This Letter Agreement will become a binding agreement among the undersigned as of the date hereof.  This Letter Agreement may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

[Remainder of Page Intentionally Left Blank.]

[__________________________]

________________________________
Name:
Title:
Address:
Number of shares subject to lockup:

ACCEPTED AND AGREED TO:

SOLID SOLAR ENERGY, INC.

By:
     Mohit Bhansali
     Chief Executive Officer

[Signature Page to Lockup Agreement]